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                                                                    EXHIBIT 10.6



                        FORM OF INDEMNIFICATION AGREEMENT

         THIS AGREEMENT is made and entered into this ____ day of ____________, 2004 between Odimo Incorporated, a Delaware corporation ("Corporation"), and _______________ ("Indemnitee").

                                    RECITALS:

         WHEREAS, Indemnitee performs valuable services as a director or an officer of Corporation; and

         WHEREAS, Corporation and Indemnitee recognize the continued difficulty in obtaining liability insurance for corporate directors, officers, agents, employees and fiduciaries, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance; and

         WHEREAS, Corporation and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, agents, employees and fiduciaries to expensive litigation risks at the same time that the availability and coverage of liability insurance has been severely limited; and

         WHEREAS, the stockholders of Corporation have adopted Restated Bylaws (the "Bylaws") providing for the indemnification of the directors, officers, agents and employees of Corporation to the maximum extent authorized by the Delaware General Corporation Law, as amended (the "Law"); and

         WHEREAS, Indemnitee does not regard the current protection available for Corporation's directors, officers, agents, employees and fiduciaries as adequate under the present circumstances, and Indemnitee and other directors, officers, agents, employees and fiduciaries of Corporation may not be willing to serve or continue to serve in such capacities without additional protection; and

         WHEREAS, the Bylaws and the Law, by their nonexclusive nature, permit contracts between Corporation and the directors, officers, agents, employees and fiduciaries of Corporation with respect to indemnification of such officers or directors; and

         WHEREAS, Corporation (i) desires to attract and retain the involvement of highly qualified individuals, such as Indemnitee, to serve Corporation and
(ii) wishes to provide for the indemnification and advancement of expenses to Indemnitee to the maximum extent permitted by applicable law; and

         WHEREAS, in accordance with the authorization as provided by the Law, Corporation may purchase and maintain a policy or policies of directors' and officers' liability insurance ("D & O Insurance"), covering certain liabilities which may be incurred by its officers or directors in the performance of their obligations to Corporation.

         NOW, THEREFORE, in consideration of Indemnitee's continued service as a director and/or officer of Corporation after the date hereof, the parties hereto agree as follows:

         1. CERTAIN DEFINITIONS. The following terms used in this Agreement shall have the meanings set forth below. Other terms are defined where appropriate in this Agreement.

                  (a) "Disinterested Director" shall mean a director of Corporation who is not or was not a party to the Proceeding in respect of which indemnification is being sought by Indemnitee.



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                  (b) "Expenses" shall include all direct and indirect costs
(including, without limitation, attorneys' fees, retainers, court costs, transcripts, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, all other disbursements or out-of-pocket expenses and reasonable compensation for time spent by Indemnitee for which he or she is otherwise not compensated by Corporation) actually and reasonably incurred in connection with a Proceeding or establishing or enforcing a right to indemnification under this Agreement, applicable law or otherwise; provided, however, that "Expenses" shall not include any Liabilities.

                  (c) "Independent Legal Counsel" shall mean a law firm or member of a law firm selected by Corporation and approved by Indemnitee (which approval shall not be unreasonably withheld) and that neither is presently nor in the past five years has been retained to represent: (i) Corporation, in any material matter, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Legal Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either Corporation or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement.

                  (d) "Liabilities" shall mean liabilities of any type whatsoever including, but not limited to, any judgments, fines, ERISA excise taxes and penalties, and penalties and amounts paid in settlement (including all interest assessments and other charges paid or payable in connection with or in respect of such judgments, fines, penalties or amounts paid in settlement) of any Proceeding.

                  (e) "Proceeding" shall mean any threatened, pending or completed action, claim, suit, arbitration, alternative dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative or investigative, including any appeal therefrom.

                  (f) "Change of Control" shall mean the occurrence of any of the following events after the date of this Agreement:

                           (i) A change in the composition of the Board of
Directors of Corporation (the "Board"), as a result of which fewer than two-thirds (2/3) of the incumbent directors are directors who either (1) had been directors of Corporation twenty-four (24) months prior to such change or
(2) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors who had been directors of Corporation twenty-four (24) months prior to such change and who were still in office at the time of the election or nomination; or

                           (ii) Any "person" (as such term is used in section
13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) through the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of Corporation representing twenty percent (20%) or more of the combined voting power of Corporation's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Capital Stock"), except that any change in ownership of Corporation's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of Corporation.

         2. INDEMNITY OF DIRECTOR. Corporation hereby agrees to hold harmless and indemnify Indemnitee to the fullest extent authorized or permitted by the provisions of the Law, as may be amended from time to time, and all other applicable laws. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a director, officer, agent, employee or fiduciary of Corporation, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any



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change in any applicable law, statute or rule which narrows the right of a
Delaware corporation to indemnify a director, officer, agent, employee or fiduciary of Corporation, such change, to the extent not otherwise required by such law, statute or rule or other provision of this Agreement to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder.

         3. ADDITIONAL INDEMNITY. Subject only to the exclusions set forth in
Section 4 hereof, Corporation hereby further agrees to hold harmless and indemnify Indemnitee:

                  (a) against any and all Expenses and Liabilities actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection with any Proceeding (including an action by or in the right of Corporation) to which or in which Indemnitee is, was or at any time becomes, or is threatened to be made, a party, witness or other participant, by reason of the fact that Indemnitee is, was or at any time becomes a director, officer, employee or agent of Corporation, or is or was serving or at any time serves at the request of Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, including, without limitation, all liability arising out of the negligence or active or passive wrongdoing of Indemnitee;

                  (b) to the extent that Indemnitee is, by reason of the fact that Indemnitee is, was or at any time becomes a director, officer, employee or agent of Corporation, or is or was serving or at any time serves at the request of Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, a party to and is successful, on the merits or otherwise, in any Proceeding, against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, Corporation shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter; and

                  (c) otherwise to the fullest extent as may be provided to Indemnitee by Corporation under the non-exclusivity provisions of the Bylaws, the Law and other applicable laws.

         4. LIMITATIONS ON ADDITIONAL INDEMNITY. No indemnity pursuant to
Section 3 hereof shall be paid by Corporation:

                  (a) except to the extent the aggregate of losses to be indemnified thereunder exceeds the sum of such losses for which Indemnitee is indemnified pursuant to Section 2 hereof or pursuant to any D & O Insurance purchased and maintained by Corporation;

                  (b) in respect of remuneration paid to Indemnitee if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;

                  (c) on account of any Proceeding in which judgment is rendered against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 as amended, or similar provisions of any federal, state or local statutory law;

                  (d) on account of Indemnitee's conduct which is finally adjudged to have been knowingly fraudulent or deliberately dishonest, or to constitute willful misconduct if such conduct has been established by a judgment or other final adjudication adverse to Indemnitee;



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                  (e) provided there has been no Change of Control, on account of or arising in response to any Proceeding (other than a Proceeding referred to in Section 13(b) hereof) initiated by Indemnitee or any of Indemnitee's affiliates against Corporation or any officer, director or stockholder of Corporation (or in which Indemnitee or any of Indemnitee's affiliates is a counter-complainant or a cross-complainant), unless (i) such indemnity is expressly required to be made by applicable law; (ii) such Proceeding was authorized in the specific case by action of the Board; or (iii) such indemnity is required to be made pursuant to Section 5 hereof because the determination of Indemnitee's entitlement to indemnification was not made in a timely manner;

                  (f) on account of Indemnitee's conduct which is the subject of any Proceeding brought by Corporation and approved by a majority of the Board which alleges willful misappropriation of corporate assets by Indemnitee, disclosure of confidential information in violation of Indemnitee's fiduciary or contractual obligations to Corporation, or any other willful and deliberate breach in bad faith of Indemnitee's duty to Corporation or its stockholders; or

                  (g) if a final decision by a Court having jurisdiction in the matter shall determine that such indemnification is not lawful.

         5. PROCEDURE FOR DETERMINATION OF ENTITLEMENT TO INDEMNIFICATION.

                  (a) Whenever Indemnitee believes that he or she is entitled to indemnification pursuant to this Agreement, Indemnitee shall submit a written request for indemnification to Corporation. Any request for indemnification shall include sufficient documentation or information reasonably available to Indemnitee to support his or her claim for indemnification. Indemnitee shall submit his or her claim for indemnification within a reasonable time (not to exceed five years) after any judgment, order, settlement, dismissal, arbitration award, conviction, acceptance of a plea of nolo contendere or its equivalent, final termination or other disposition or partial disposition of any Proceeding, whichever is the later date for which Indemnitee requests indemnification. The President or the Secretary or other appropriate officer of Corporation shall, promptly upon receipt of Indemnitee's request for indemnification, advise the Board in writing that Indemnitee has made such a request. Determination of Indemnitee's entitlement to indemnification shall be made not later than ninety
(90) days after Corporation's receipt of his or her written request for such indemnification.

                  (b) The Indemnitee shall be entitled to select the forum in which Indemnitee's request for indemnification will be heard, which selection shall be included in the written request for indemnification required in Section 5(a). This forum shall be any one of the following:

                           (i) The stockholders of Corporation (with shares
beneficially owned by Indemnitee not entitled to vote thereon);

                           (ii) A quorum of the Board of Directors consisting
solely of Disinterested Directors, provided such a quorum is attainable;

                           (iii) Independent Legal Counsel, who shall make the
determination in a written opinion; or

                           (iv) A panel of three arbitrators, one selected by
Corporation, another by Indemnitee and the third by the first two arbitrators selected. If for any reason three arbitrators are not selected within thirty
(30) days after the appointment of the first arbitrator, then selection of additional arbitrators shall be made by the American Arbitration Association. If any arbitrator resigns or is unable to serve in such capacity for any reason, the American Arbitration Association shall select his or her



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replacement. The arbitration shall be conducted pursuant to the commercial arbitration rules of the American Arbitration Association now in effect.

         If Indemnitee fails to make such designation, his or her claim shall be determined by the forum selected by Corporation. Corporation shall pay all of the expenses reasonably incurred by Indemnitee, including the reasonable fees and expenses of an Independent Counsel, if any, in connection with his or her request for indemnification under this Agreement, regardless of the manner in which such Independent Counsel, if any was selected or appointed.

         6. PRESUMPTION AND EFFECT OF CERTAIN PROCEEDINGS.

                  (a) Upon making a request for indemnification, Indemnitee shall be presumed to be entitled to indemnification under this Agreement, and Corporation shall have the burden of proof to overcome that presumption in reaching any contrary determination. The termination of any Proceeding by judgment, order, settlement, arbitration award or conviction, or upon a plea of nolo contendere or its equivalent shall not affect this presumption or, except as may be provided in Section 4 hereof, establish a presumption with regard to any factual matter relevant to determining Indemnitee's rights to indemnification hereunder. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion, by clear and convincing evidence.

                  (b) Indemnitee shall be deemed to have acted in good faith if Indemnitee's action is based on (i) the records or books of account of Corporation or its affiliates, including financial statements, (ii) information supplied to Indemnitee by the officers of Corporation or its affiliates in the course of their duties, (iii) the advice of legal counsel for Corporation or its affiliates, or (iv) information or records given or reports made to Corporation or its affiliates by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by Corporation or its affiliates. In addition, the knowledge and/or actions, or failure to act, of any director, officer, agent, employee or fiduciary of Corporation or its affiliates shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement. Whether or not the foregoing provisions of this subsection (b) are satisfied, it shall in any event be presumed that Indemnitee has at all times acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of Corporation. The termination of any Proceeding by judgment, order, settlement, arbitration award or conviction, or upon a plea of nolo contendere or its equivalent, shall not affect this presumption or, except as may be provided in
Section 4 hereof, establish a presumption with regard to any factual matter relevant to determining Indemnitee's rights to indemnification hereunder. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion, by clear and convincing evidence.

                  (c) If the person or persons so empowered to make a determination pursuant to Section 5(b) hereof shall have failed to make the requested determination within the time period within which such determination is required to be made pursuant to Section 5(a) hereof, the requisite determination that Indemnitee is entitled to indemnification shall be deemed to have been made, and Indemnitee shall be entitled to such indemnification, absent
(i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statements not materially misleading in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law; provided, however, that period set forth in Section 5(a) may be extended for a reasonable time, not to exceed an additional fifteen (15) days, if the person, persons or entity making the determination with respect to entitlement to indemnification in good faith requires such additional time for the obtaining or evaluating documentation and/or information relating thereto.

                  (d) Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not




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privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Indemnitee and any Independent Counsel, member of the Board, or stockholder of Corporation, as applicable, shall act reasonably and in good faith in making a determination under the Agreement of the Indemnitee's entitlement to indemnification. Any costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by Corporation (irrespective of the determination as to Indemnitee's entitlement to indemnification), and Corporation hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

         7. CONTRIBUTION. If the indemnification provided in Sections 2 and 3 is unavailable and may not be paid to Indemnitee for any reason other than those set forth in Section 4, then in respect of any Proceeding in which Corporation is or is alleged to be jointly liable with Indemnitee (or would be if joined in such Proceeding), Corporation shall contribute to the amount of Expenses and Liabilities actually and reasonably incurred and paid or payable by Indemnitee in such proportion as is appropriate to reflect (i) the relative benefits received by Corporation on the one hand and Indemnitee on the other hand from the transaction from which such Proceeding arose, and (ii) the relative fault of Corporation on the one hand and of Indemnitee on the other hand in connection with the events which resulted in such Expenses and Liabilities, as well as any other relevant equitable considerations. The relative fault of Corporation on the one hand and of Indemnitee on the other shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such Expenses and Liabilities. Corporation agrees that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

         8. INSURANCE AND FUNDING. Corporation hereby represents and warrants that it shall purchase and maintain insurance to protect itself and/or Indemnitee to the fullest extent permitted by the Law against any Expenses and Liabilities in connection with any Proceeding.

         9. DURATION OF SERVICE; CONTINUATION OF OBLIGATIONS.

                  (a) Indemnitee agrees to serve as a director or officer of Corporation so long as he or she is duly appointed or elected and qualified in accordance with the applicable provisions of Corporation's Amended and Restated Certificate of Incorporation, as amended from time to time (the "Certificate of Incorporation"), and Bylaws and until such time as he or she resigns or fails to stand for election or is removed from his or her position. Indemnitee may at any time and for any reason resign or be removed from such position (subject to any other contractual obligation or other obligation imposed by operation of law), without affecting the indemnification agreed to hereunder.

                  (b) All agreements and obligations of Corporation contained herein shall continue during the period Indemnitee is a director, officer, employee or agent of Corporation (or is or was serving at the request of Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any Proceeding, whether as a party, witness or other participant, by reason of the fact that Indemnitee was serving Corporation or such other entity in any capacity referred to herein.

         10. NOTIFICATION AND DEFENSE OF CLAIM. Promptly after receipt by Indemnitee of notice of the commencement of any Proceeding, Indemnitee will, if a claim in respect thereof is to be made against Corporation under this Agreement, notify Corporation of the commencement thereof; but the omission so to notify Corporation will not relieve it from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any such Proceeding as to which Indemnitee notifies Corporation of the commencement thereof:



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                  (a) Corporation will be entitled to participate therein at its own expense;

                  (b) Except as otherwise provided below, to the extent that it may wish, Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Indemnitee. After notice from Corporation to Indemnitee of its election to assume the defense thereof, Corporation will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ his or her own counsel in such Proceeding but the fees and expenses of such counsel incurred after notice from Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless
(i) the employment of counsel by Indemnitee has been authorized by Corporation,
(ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between Corporation and Indemnitee in the conduct of the defense of such action or (iii) Corporation shall not in fact have employed counsel to assume the defense of such Proceeding, in each of which cases the fees and expenses of Indemnitee's separate counsel shall be at the expense of Corporation. Corporation shall not be entitled to assume the defense of any Proceeding brought by or on behalf of Corporation or as to which Indemnitee shall have made the conclusion provided for in (ii) above; and

                  (c) Provided there has been no Change of Control, Corporation shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent, which consent shall not be unreasonably withheld. Corporation shall be permitted to settle any action, except that it shall not settle any action or claim in any manner which would impose any penalty, out-of-pocket liability, or limitation on Indemnitee without Indemnitee's written consent.

         11. ADVANCEMENT AND REPAYMENT OF EXPENSES. Notwithstanding any other provision of this Agreement, Corporation shall advance all Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding by reason of the fact that Indemnitee is, was or at any time becomes a director, officer, employee or agent of Corporation, or is or was serving or at any time serves at the request of Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, within ten (10) days after the receipt by Corporation of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and shall include or be preceded or accompanied by an undertaking by or on behalf of Indemnitee to repay any Expenses advanced if required as provided herein. The obligation of Corporation to advance Expenses pursuant to this Section 11 shall be subject to the condition that, if, when and to the extent that Corporation determines that Indemnitee would not be permitted to be indemnified under applicable law, Corporation shall be entitled to be reimbursed, within thirty (30) days of such determination, by Indemnitee (who hereby agrees to reimburse Corporation) for all such amounts theretofore paid; provided, however, that if Indemnitee, pursuant to Section 12 hereof, has commenced or thereafter commences legal proceedings in a court of competent jurisdiction or an arbitration to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by Corporation that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding, and Indemnitee shall not be required to reimburse Corporation for any advance of Expenses until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed).

         12. REMEDIES OF INDEMNITEE.

                  (a) In the event that (i) a determination pursuant to Section 5 hereof is made that Indemnitee is not entitled to indemnification, (ii) advances of Expenses are not made pursuant to this Agreement, (iii) payment has not been timely made following a determination of entitlement to indemnification pursuant to this Agreement, or (iv) Indemnitee otherwise seeks enforcement of this



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Agreement, and subject to any applicable provision of law, Indemnitee shall be entitled to a final adjudication in an appropriate court of his or her rights. Alternatively, and subject to any applicable provision of law, Indemnitee at his or her option may seek an award in arbitration to be conducted by a single arbitrator pursuant to the commercial arbitration rules of the American Arbitration Association now in effect, whose decision is to be made within ninety (90) days following the filing of the demand for arbitration. Corporation shall not oppose Indemnitee's right to seek any such adjudication or arbitration award.

                  (b) In the event that a determination that Indemnitee is not entitled to indemnification, in whole or in part, has been made pursuant to
Section 5 hereof, the decision in the judicial proceeding or arbitration provided in paragraph (a) of this Section 12 shall be made de novo, and Indemnitee shall not be prejudiced by reason of a determination that he or she is not entitled to indemnification.

                  (c) If a determination that Indemnitee is entitled to indemnification has been made pursuant to Section 5 hereof or otherwise pursuant to the terms of this Agreement, Corporation shall be bound by such determination in the absence of (i) a misrepresentation of a material fact by Indemnitee or
(ii) a specific finding (which has become final) by an appropriate court that all or any part of such indemnification is expressly prohibited by law.

                  (d) In any proceeding pursuant to this Section 12, Corporation shall be precluded from asserting that the procedures and presumptions of this Agreement are not valid, binding and enforceable. Corporation shall stipulate in any such court or before any such arbitrator that Corporation is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary.

                  (e) In the event that Indemnitee, pursuant to this Section 12, seeks a judicial adjudication or arbitration of his or her rights under, or to recover damages for breach of, this Agreement, or to recover under any D & O Insurance policies maintained by Corporation, Corporation shall pay on his or her behalf in advance, any and all expenses (of the types described in the definition of Expenses in Section 1(b) of this Agreement) actually and reasonably incurred by him or her in such adjudication or arbitration, regardless of whether Indemnitee ultimately is determined to be entitled to recovery in such adjudication or arbitration.

                  (f) Corporation and Indemnitee agree herein that a monetary remedy for breach of this Agreement, at some later date, will be inadequate, impracticable and difficult of proof, and further agree that such breach would cause Indemnitee irreparable harm. Accordingly, Corporation and Indemnitee agree that Indemnitee shall be entitled to temporary and permanent injunctive relief to enforce this Agreement without the necessity of proving actual damages or irreparable harm. Corporation and Indemnitee further agree that Indemnitee shall be entitled to such injunctive relief, including temporary restraining orders, preliminary injunctions and permanent injunctions, without the necessity of posting bond or other undertaking in connection therewith. Any such requirement of bond or undertaking is hereby waived by Corporation, and Corporation acknowledges that in the absence of such a waiver, a bond or undertaking may be required by the court.

         13. ENFORCEMENT. Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on Corporation hereby in order to induce Indemnitee to continue as a director of Corporation, and acknowledges that Indemnitee is relying upon this Agreement in continuing in such capacity.

         14. SEPARABILITY. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any or all of the provisions hereof shall be held to be invalid or unenforceable to any extent for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof, or the obligation of Corporation to indemnify Indemnitee to the



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

full extent provided by the Bylaws, the Law or other applicable law, and the affected provision shall be construed and enforced so as to effectuate the parties' intent to the maximum extent possible.

         15. GOVERNING LAW. This Agreement shall be governed by and interpreted and enforced in accordance with the internal laws of the State of Delaware.

         16. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of Corporation, spouses, heirs, and personal and legal representatives. Corporation shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of Corporation, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that Corporation would be required to perform if no such succession had taken place.

         17. ENTIRE AGREEMENT. This Agreement represents the entire agreement between the parties hereto, and there are no other agreements, contracts or understandings between the parties hereto with respect to the subject matter of this Agreement, except as specifically referred to herein. This Agreement supersedes any and all agreements regarding indemnification heretofore entered into by the parties.

         18. AMENDMENT AND TERMINATION. No amendment, modification, waiver, termination or cancellation of this Agreement shall be effective for any purpose unless set forth in writing signed by both parties hereto.

         19. SUBROGATION. In the event of payment under this Agreement, Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable Corporation effectively to bring suit to enforce such rights.

         20. NON-EXCLUSIVITY OF RIGHTS. The rights conferred on Indemnitee by this Agreement shall not be exclusive of any other right which Indemnitee may have or hereafter acquire under any statute, provision of the Certificate of Incorporation or Bylaws, agreement, vote of stockholders or directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding office.

         21. MUTUAL ACKNOWLEDGEMENT. Both Corporation and Indemnitee acknowledge that in certain instances, federal law or applicable public policy may prohibit Corporation from indemnifying its directors, officers, employees, agents or fiduciaries under this Agreement or otherwise. Indemnitee understands and acknowledges that Corporation has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of Corporation's right under public policy to indemnify Indemnitee.

         22. SURVIVAL OF RIGHTS. The rights conferred on Indemnitee by this Agreement shall continue after Indemnitee has ceased to be a director, officer, employee or other agent of Corporation or such other entity and shall inure to the benefit of Indemnitee's heirs, executors and administrators.

         23. COUNTERPART SIGNATURES. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.



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

         24. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be addressed to Indemnitee or to Corporation, as the case may be, at the address shown on the signature page to this Agreement, or to such other address as may have been furnished by either party to the other, and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed.

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

                        (SUBJECT TO STOCKHOLDER APPROVAL)

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

INDEMNITEE:                               CORPORATION:  ODIMO INCORPORATED



                                          By:
--------------------------------------        ----------------------------------
Name:                                         Name: Alan Lipton
      --------------------------------        Title: President
Address:                                      Address: 14001 N.W. 4th Street,
         -----------------------------                 Sunrise, Florida 33325




                  [SIGNATURE PAGE TO INDEMNIFICATION AGREEMENT]







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